UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2008

ISCO INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-22302	36-3688459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive
Elk Grove Village, IL	60007
(Address of principal executive offices)	(Zip Code)

(847) 391-9400
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

           On November 13, 2008, ISCO International, Inc. held a conference call to report its earnings for the period ended September 30, 2008. The script for Mr. Gordon Reichard, Chief Executive Officer, is furnished as Exhibit 99.1.  The Regulation FD Disclosure will not be deemed an admission as to the materiality of any information in this Regulation FD Disclosure that is required to be disclosed solely by Regulation FD.

This information in this item, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Exhibit

99.1	Script for conference call, November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISCO INTERNATIONAL, INC.

By:	/s/ Gary Berger
Name: Gary Berger
Title : Chief Financial Officer
Date: November 13, 2008

Exhibit Index

Exhibit No.	Exhibit

99.1	Script for Conference Call, November 13, 2008.